UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00266

Tri-Continental Corporation

(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Christopher O. Petersen

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: December 31

Date of reporting period: June 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

SemiAnnual Report
June 30, 2019
Tri-Continental Corporation
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual stockholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive stockholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive stockholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611, option 3, or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your stockholder reports. If you invest directly with the Fund, you can call 800.345.6611, option 3, to let the Fund know you wish to continue receiving paper copies of your stockholder reports. Your election to receive paper reports will apply to the Fund and all other Columbia Funds held in your account if you invest through a financial intermediary or to the Fund and all other Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Letter to the Stockholders
Dear Stockholders,
We are pleased to present the semiannual stockholder report for Tri-Continental Corporation (the Fund). The report includes the Fund’s investment results, the portfolio of investments and financial statements as of June 30, 2019.
The Fund’s common shares (Common Stock) returned 15.59%, based on net asset value, and 17.32%, based on market price, for the six months ended June 30, 2019. During the same six-month period, the S&P 500 Index returned 18.54% and the Fund’s Blended Benchmark returned 16.14%.
During the first six months of 2019, the Fund paid two distributions in accordance with its distribution policy that aggregated to $0.5050 per share of Common Stock of the Fund. These distributions were based upon amounts distributed by underlying portfolio companies owned by the Fund. In addition, the Fund paid one capital gain distribution that totalled $0.1065 per share of Common Stock. The Fund has paid dividends on its Common Stock for 75 consecutive years.
On April 16, 2019, the Fund held its 89th Annual Meeting of Stockholders in Minneapolis, MN. Stockholders elected three Directors at the meeting, Ms. Minor M. Shaw and Messrs. Anthony M. Santomero and William F. Truscott, each for a term that will expire at the Fund’s 2022 Annual Meeting of Stockholders. Stockholders also ratified the Board of Directors’ (the Board) selection of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for 2019. The results of the proposals voted on can be found on page 33 of this report
Information about the Fund, including daily pricing, current performance, Fund holdings, stockholder reports, the current prospectus for the Fund, distributions and other information can be found at columbiathreadneedleus.com/investor/ under the Closed-End Funds tab.
On behalf of the Board, I would like to thank you for your continued support of Tri-Continental Corporation.
Regards,
Edward J. Boudreau, Jr.
Chairman of the Board
Tri-Continental Corporation   |  Semiannual Report 2019

Tri-Continental Corporation  |  Semiannual Report 2019

Fund at a Glance
(Unaudited)
Investment objective
Tri-Continental Corporation (the Fund) seeks future growth of both capital and income while providing reasonable current income.
Portfolio management
Brian Condon, CFA, CAIA
Co-Portfolio Manager
Managed Fund since 2010
David King, CFA
Co-Portfolio Manager
Managed Fund since 2011
Yan Jin
Co-Portfolio Manager
Managed Fund since 2012
Peter Albanese
Co-Portfolio Manager
Managed Fund since 2014
Average annual total returns (%) (for the period ended June 30, 2019)
	Inception	6 Months cumulative	1 Year	5 Years	10 Years
Market Price	01/05/29	17.32	9.43	10.45	15.75
Net Asset Value	01/05/29	15.59	7.91	9.49	14.78
S&P 500 Index		18.54	10.42	10.71	14.70
Blended Benchmark		16.14	9.53	8.56	12.74
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiathreadneedleus.com/investor/.
Returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of distributions. Returns do not reflect the deduction of taxes that investors may pay on distributions or the sale of shares.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
The Blended Benchmark, a weighted custom composite established by the Investment Manager, consists of a 50% weighting in the S&P 500 Index, a 16.68% weighting in the Russell 1000 Value Index, a 16.66% weighting in the Bloomberg Barclays U.S. Corporate Investment Grade & High Yield Index and a 16.66% weighting in the Bloomberg Barclays U.S. Convertible Composite Index.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Price Per Share
	June 30, 2019	March 31, 2019	December 31, 2018
Market Price ($)	26.97	26.30	23.52
Net Asset Value ($)	30.03	29.60	26.58

Distributions Paid Per Common Share(a)
Payable Date	Per Share Amount ($)
March 28, 2019	0.2400
June 27, 2019	0.3715 (b)
(a) Preferred Stockholders were paid dividends totaling $1.25 per share.
(b) Includes a distribution of $0.2650 from ordinary income and a capital gain distribution of $0.1065 per share.
The net asset value of the Fund’s shares may not always correspond to the market price of such shares. Common stock of many closed-end funds frequently trade at a discount from their net asset value. The Fund is subject to stock market risk, which is the risk that stock prices overall will decline over short or long periods, adversely affecting the value of an investment in the Fund.
2	Tri-Continental Corporation | Semiannual Report 2019

Fund at a Glance   (continued)
(Unaudited)
Top 10 holdings (%) (at June 30, 2019)
Alphabet, Inc., Class A	2.1
Cisco Systems, Inc.	1.9
Verizon Communications, Inc.	1.8
Facebook, Inc., Class A	1.7
Broadcom, Inc.	1.6
MasterCard, Inc., Class A	1.4
Merck & Co., Inc.	1.4
Citigroup, Inc.	1.3
Microsoft Corp.	1.3
Amazon.com, Inc.	1.3
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at June 30, 2019)
Common Stocks	67.3
Convertible Bonds	7.6
Convertible Preferred Stocks	7.4
Corporate Bonds & Notes	14.6
Limited Partnerships	0.5
Money Market Funds	1.5
Preferred Debt	0.6
Senior Loans	0.5
Warrants	0.0 (a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at June 30, 2019)
Communication Services	7.9
Consumer Discretionary	8.7
Consumer Staples	7.0
Energy	5.7
Financials	15.7
Health Care	14.7
Industrials	8.7
Information Technology	20.1
Materials	2.3
Real Estate	3.7
Utilities	5.5
Total	100.0
Percentages indicated are based upon total long equity investments. The Fund’s portfolio composition is subject to change.
Tri-Continental Corporation | Semiannual Report 2019	3

Portfolio of Investments
June 30, 2019 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 67.1%
Issuer	Shares	Value ($)
Communication Services 5.9%
Diversified Telecommunication Services 2.1%
AT&T, Inc.	190,000	6,366,900
Verizon Communications, Inc.	501,900	28,673,547
Total		35,040,447
Interactive Media & Services 3.8%
Alphabet, Inc., Class A(a)	30,925	33,485,590
Facebook, Inc., Class A(a)	145,300	28,042,900
Total		61,528,490
Total Communication Services		96,568,937
Consumer Discretionary 6.5%
Automobiles 0.7%
General Motors Co.	165,000	6,357,450
Harley-Davidson, Inc.	156,900	5,621,727
Total		11,979,177
Hotels, Restaurants & Leisure 1.9%
Carnival Corp.	75,000	3,491,250
Extended Stay America, Inc.	320,000	5,404,800
Six Flags Entertainment Corp.	80,000	3,974,400
Starbucks Corp.	212,800	17,839,024
Total		30,709,474
Internet & Direct Marketing Retail 1.4%
Amazon.com, Inc.(a)	10,725	20,309,182
Expedia Group, Inc.	23,500	3,126,205
Total		23,435,387
Specialty Retail 1.4%
Advance Auto Parts, Inc.	56,100	8,647,254
AutoZone, Inc.(a)	7,975	8,768,273
Best Buy Co., Inc.	16,200	1,129,626
Home Depot, Inc. (The)	21,500	4,471,355
Total		23,016,508
Textiles, Apparel & Luxury Goods 1.1%
Nike, Inc., Class B	159,900	13,423,605
Tapestry, Inc.	130,000	4,124,900
Total		17,548,505
Total Consumer Discretionary		106,689,051
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples 5.0%
Food & Staples Retailing 1.2%
Walgreens Boots Alliance, Inc.	181,750	9,936,273
Walmart, Inc.	90,100	9,955,149
Total		19,891,422
Food Products 1.3%
ConAgra Foods, Inc.	200,000	5,304,000
General Mills, Inc.	150,000	7,878,000
Tyson Foods, Inc., Class A	102,000	8,235,480
Total		21,417,480
Household Products 0.9%
Kimberly-Clark Corp.	99,850	13,308,008
Procter & Gamble Co. (The)	19,300	2,116,245
Total		15,424,253
Tobacco 1.6%
Altria Group, Inc.	200,900	9,512,615
Philip Morris International, Inc.	200,200	15,721,706
Total		25,234,321
Total Consumer Staples		81,967,476
Energy 3.6%
Oil, Gas & Consumable Fuels 3.6%
BP PLC, ADR	185,000	7,714,500
Chevron Corp.(b)	61,300	7,628,172
ConocoPhillips Co.	233,500	14,243,500
HollyFrontier Corp.	93,800	4,341,064
Marathon Petroleum Corp.	68,600	3,833,368
Suncor Energy, Inc.	250,000	7,790,000
Valero Energy Corp.	146,300	12,524,743
Total		58,075,347
Total Energy		58,075,347
Financials 9.9%
Banks 3.5%
Bank of America Corp.	406,000	11,774,000
BB&T Corp.	125,000	6,141,250
Citigroup, Inc.	295,800	20,714,874
Comerica, Inc.	53,900	3,915,296
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
4	Tri-Continental Corporation | Semiannual Report 2019

Portfolio of Investments  (continued)
June 30, 2019 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
JPMorgan Chase & Co.	72,500	8,105,500
PacWest Bancorp	155,000	6,018,650
Total		56,669,570
Capital Markets 2.7%
Ares Capital Corp.	425,000	7,624,500
Bank of New York Mellon Corp. (The)	45,000	1,986,750
CME Group, Inc.	5,800	1,125,838
Franklin Resources, Inc.	198,900	6,921,720
Intercontinental Exchange, Inc.	186,100	15,993,434
Invesco Ltd.	48,800	998,448
Morgan Stanley	18,500	810,485
S&P Global, Inc.	4,500	1,025,055
T. Rowe Price Group, Inc.	32,900	3,609,459
TCG BDC, Inc.	250,000	3,810,000
Total		43,905,689
Consumer Finance 0.8%
Capital One Financial Corp.	150,200	13,629,148
Diversified Financial Services 0.4%
Voya Financial, Inc.	106,800	5,906,040
Insurance 1.8%
Allstate Corp. (The)	71,500	7,270,835
Aon PLC	16,900	3,261,362
MetLife, Inc.	97,200	4,827,924
Prudential Financial, Inc.	146,200	14,766,200
Total		30,126,321
Mortgage Real Estate Investment Trusts (REITS) 0.7%
Blackstone Mortgage Trust, Inc.	92,500	3,291,150
Starwood Property Trust, Inc.	350,000	7,952,000
Total		11,243,150
Total Financials		161,479,918
Health Care 9.3%
Biotechnology 1.8%
AbbVie, Inc.	108,290	7,874,849
Alexion Pharmaceuticals, Inc.(a)	42,570	5,575,818
Amgen, Inc.	4,000	737,120
BioMarin Pharmaceutical, Inc.(a)	36,200	3,100,530
Common Stocks (continued)
Issuer	Shares	Value ($)
Gilead Sciences, Inc.	97,700	6,600,612
Vertex Pharmaceuticals, Inc.(a)	26,350	4,832,063
Total		28,720,992
Health Care Equipment & Supplies 0.8%
Abbott Laboratories	84,900	7,140,090
Baxter International, Inc.	83,600	6,846,840
Total		13,986,930
Health Care Providers & Services 1.6%
AmerisourceBergen Corp.	15,800	1,347,108
Cardinal Health, Inc.	291,790	13,743,309
McKesson Corp.	80,000	10,751,200
Total		25,841,617
Pharmaceuticals 5.1%
Allergan PLC	23,000	3,850,890
Bristol-Myers Squibb Co.	413,700	18,761,295
Eli Lilly & Co.	108,900	12,065,031
Johnson & Johnson	121,300	16,894,664
Merck & Co., Inc.	275,300	23,083,905
Mylan NV(a)	62,900	1,197,616
Pfizer, Inc.	180,000	7,797,600
Total		83,651,001
Total Health Care		152,200,540
Industrials 5.9%
Aerospace & Defense 1.8%
Boeing Co. (The)	51,200	18,637,312
L3 Harris Technologies, Inc.	16,800	3,177,384
Lockheed Martin Corp.	22,500	8,179,650
Total		29,994,346
Air Freight & Logistics 0.4%
United Parcel Service, Inc., Class B	60,000	6,196,200
Airlines 0.8%
Southwest Airlines Co.	264,500	13,431,310
Electrical Equipment 0.2%
Rockwell Automation, Inc.	23,900	3,915,537
Industrial Conglomerates 0.5%
Honeywell International, Inc.	42,400	7,402,616
Machinery 1.3%

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Tri-Continental Corporation | Semiannual Report 2019	5

Portfolio of Investments  (continued)
June 30, 2019 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Cummins, Inc.	46,000	7,881,640
Snap-On, Inc.	78,600	13,019,304
Total		20,900,944
Professional Services 0.2%
Robert Half International, Inc.	50,900	2,901,809
Road & Rail 0.4%
CSX Corp.	34,300	2,653,791
Union Pacific Corp.	26,900	4,549,059
Total		7,202,850
Transportation Infrastructure 0.3%
Macquarie Infrastructure Corp.	105,000	4,256,700
Total Industrials		96,202,312
Information Technology 14.7%
Communications Equipment 2.1%
Cisco Systems, Inc.	563,800	30,856,774
F5 Networks, Inc.(a)	21,200	3,087,356
Total		33,944,130
Electronic Equipment, Instruments & Components 0.4%
Corning, Inc.	185,000	6,147,550
IT Services 3.4%
International Business Machines Corp.	45,000	6,205,500
MasterCard, Inc., Class A	87,700	23,199,281
VeriSign, Inc.(a)	76,900	16,084,404
Visa, Inc., Class A	59,300	10,291,515
Total		55,780,700
Semiconductors & Semiconductor Equipment 3.7%
Broadcom, Inc.	86,700	24,957,462
Intel Corp.	87,500	4,188,625
Lam Research Corp.	64,200	12,059,328
Maxim Integrated Products, Inc.	100,000	5,982,000
Qorvo, Inc.(a)	14,600	972,506
QUALCOMM, Inc.	60,000	4,564,200
Texas Instruments, Inc.	70,000	8,033,200
Total		60,757,321
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 3.2%
Adobe, Inc.(a)	63,800	18,798,670
Fortinet, Inc.(a)	49,800	3,826,134
Microsoft Corp.	152,700	20,455,692
VMware, Inc., Class A	54,900	9,179,829
Total		52,260,325
Technology Hardware, Storage & Peripherals 1.9%
Apple, Inc.	80,750	15,982,040
HP, Inc.	386,000	8,024,940
Western Digital Corp.	150,000	7,132,500
Total		31,139,480
Total Information Technology		240,029,506
Materials 1.8%
Chemicals 1.1%
Dow, Inc.	82,500	4,068,075
LyondellBasell Industries NV, Class A	160,600	13,832,478
Total		17,900,553
Metals & Mining 0.7%
Nucor Corp.	195,400	10,766,540
Total Materials		28,667,093
Real Estate 2.4%
Equity Real Estate Investment Trusts (REITS) 2.4%
Alexandria Real Estate Equities, Inc.	42,500	5,996,325
American Tower Corp.	24,600	5,029,470
Digital Realty Trust, Inc.	50,000	5,889,500
Duke Realty Corp.	132,500	4,188,325
Host Hotels & Resorts, Inc.	400,900	7,304,398
Simon Property Group, Inc.	69,800	11,151,248
Total		39,559,266
Total Real Estate		39,559,266
Utilities 2.1%
Electric Utilities 1.3%
American Electric Power Co., Inc.	40,400	3,555,604
Edison International	60,000	4,044,600
Exelon Corp.	289,400	13,873,836
Total		21,474,040

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
6	Tri-Continental Corporation | Semiannual Report 2019

Portfolio of Investments  (continued)
June 30, 2019 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Independent Power and Renewable Electricity Producers 0.6%
AES Corp. (The)	183,400	3,073,784
NRG Energy, Inc.	196,800	6,911,616
Total		9,985,400
Multi-Utilities 0.2%
Public Service Enterprise Group, Inc.	44,100	2,593,962
Total Utilities		34,053,402
Total Common Stocks (Cost $972,169,291)		1,095,492,848

Convertible Bonds 7.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.5%
DISH Network Corp.
08/15/2026	3.375%	8,000,000	7,777,473
Gaming 0.2%
Caesars Entertainment Corp.
10/01/2024	5.000%	2,300,000	3,936,854
Health Care 0.4%
Invacare Corp.
02/15/2021	5.000%	4,000,000	3,250,554
Novavax, Inc.
02/01/2023	3.750%	6,800,000	2,675,800
Total			5,926,354
Home Construction 0.4%
SunPower Corp.
01/15/2023	4.000%	7,500,000	6,647,675
Independent Energy 0.4%
Chesapeake Energy Corp.
09/15/2026	5.500%	9,000,000	7,183,607
Life Insurance 0.3%
AXA SA(c)
05/15/2021	7.250%	4,100,000	4,195,653
Metals and Mining 0.3%
Endeavour Mining Corp.(c)
02/15/2023	3.000%	4,600,000	4,482,240
Oil Field Services 0.1%
Bristow Group, Inc.(d)
06/01/2023	0.000%	3,658,000	768,180
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Other Industry 0.2%
Green Plains, Inc.
09/01/2022	4.125%	4,600,000	3,966,186
Other REIT 0.6%
Blackstone Mortgage Trust, Inc.
05/05/2022	4.375%	4,200,000	4,377,462
IH Merger Sub LLC
01/15/2022	3.500%	4,700,000	5,730,674
Total			10,108,136
Pharmaceuticals 2.5%
Aegerion Pharmaceuticals, Inc.(d)
08/15/2019	2.000%	5,000,000	3,503,125
Alder Biopharmaceuticals, Inc.
02/01/2025	2.500%	4,500,000	4,182,188
Clovis Oncology, Inc.
05/01/2025	1.250%	8,000,000	4,977,020
Dermira, Inc.
05/15/2022	3.000%	5,200,000	4,479,947
Insmed, Inc.
01/15/2025	1.750%	4,300,000	4,175,752
Intercept Pharmaceuticals, Inc.
07/01/2023	3.250%	4,300,000	3,833,948
Medicines Co. (The)
07/15/2023	2.750%	6,000,000	6,001,073
Radius Health, Inc.
09/01/2024	3.000%	5,000,000	4,524,491
Tilray, Inc.(c)
10/01/2023	5.000%	5,250,000	4,232,812
Total			39,910,356
Property & Casualty 0.6%
Heritage Insurance Holdings, Inc.
08/01/2037	5.875%	3,500,000	4,287,808
MGIC Investment Corp.(c),(e)
Junior Subordinated
04/01/2063	9.000%	4,711,000	6,204,816
Total			10,492,624
Retailers 0.3%
GNC Holdings, Inc.
08/15/2020	1.500%	5,700,000	4,830,750
Technology 0.7%
Microchip Technology, Inc.
Junior Subordinated
02/15/2037	2.250%	6,500,000	7,654,399

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Tri-Continental Corporation | Semiannual Report 2019	7

Portfolio of Investments  (continued)
June 30, 2019 (Unaudited)
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Veeco Instruments, Inc.
01/15/2023	2.700%	5,000,000	4,436,227
Total			12,090,626
Wireless 0.1%
Gogo, Inc.(c)
05/15/2022	6.000%	2,200,000	2,024,000
Total Convertible Bonds (Cost $135,361,244)			124,340,714

Convertible Preferred Stocks 7.4%
Issuer		Shares	Value ($)
Consumer Staples 0.2%
Household Products 0.2%
Energizer Holdings, Inc.	7.500%	45,000	3,971,047
Total Consumer Staples			3,971,047
Energy 0.2%
Energy Equipment & Services 0.2%
Nabors Industries Ltd.	6.000%	145,000	3,364,000
Total Energy			3,364,000
Financials 1.9%
Banks 0.9%
Bank of America Corp.	7.250%	5,700	7,811,280
Wells Fargo & Co.	7.500%	5,500	7,510,250
Total			15,321,530
Capital Markets 0.7%
AMG Capital Trust II	5.150%	130,000	6,276,331
Cowen, Inc.	5.625%	5,200	4,711,127
Total			10,987,458
Insurance 0.3%
Assurant, Inc.	6.500%	35,000	3,916,850
Total Financials			30,225,838
Health Care 1.7%
Health Care Equipment & Supplies 1.0%
Becton Dickinson and Co.	6.125%	130,000	8,066,385
Danaher Corp.	4.750%	7,000	7,690,200
Total			15,756,585
Health Care Technology 0.2%
Change Healthcare, Inc.(f)	6.000%	75,000	4,166,250
Convertible Preferred Stocks (continued)
Issuer		Shares	Value ($)
Life Sciences Tools & Services 0.5%
Avantor, Inc.	6.250%	120,000	7,890,660
Total Health Care			27,813,495
Industrials 0.6%
Machinery 0.6%
Fortive Corp.	5.000%	6,000	6,179,920
Rexnord Corp.	5.750%	70,000	4,279,100
Total			10,459,020
Total Industrials			10,459,020
Information Technology 0.4%
Electronic Equipment, Instruments & Components 0.4%
Belden, Inc.	6.750%	73,636	5,806,935
Total Information Technology			5,806,935
Real Estate 0.4%
Equity Real Estate Investment Trusts (REITS) 0.4%
Crown Castle International Corp.	6.875%	5,300	6,337,612
Total Real Estate			6,337,612
Utilities 2.0%
Electric Utilities 0.5%
American Electric Power Co., Inc.	6.125%	142,500	7,562,361
Multi-Utilities 1.3%
CenterPoint Energy, Inc.	7.000%	155,000	7,792,745
Dominion Energy, Inc.	7.250%	60,000	6,193,200
DTE Energy Co.	6.500%	135,000	7,549,102
Total			21,535,047
Water Utilities 0.2%
Aqua America, Inc.	6.000%	72,500	4,136,524
Total Utilities			33,233,932
Total Convertible Preferred Stocks (Cost $119,453,382)			121,211,879

Corporate Bonds & Notes 14.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Brokerage/Asset Managers/Exchanges 0.5%
LPL Holdings, Inc.(c)
09/15/2025	5.750%	7,850,000	8,083,490

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
8	Tri-Continental Corporation | Semiannual Report 2019

Portfolio of Investments  (continued)
June 30, 2019 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 1.0%
Charter Communications Operating LLC/Capital
10/23/2045	6.484%	7,200,000	8,562,060
Gogo Intermediate Holdings LLC/Finance Co., Inc.(c)
05/01/2024	9.875%	2,000,000	2,052,814
Telesat Canada/LLC(c)
11/15/2024	8.875%	5,360,000	5,813,944
Total			16,428,818
Chemicals 0.5%
Starfruit Finco BV/US Holdco LLC(c)
10/01/2026	8.000%	7,900,000	8,128,918
Consumer Products 0.5%
Mattel, Inc.(c)
12/31/2025	6.750%	8,042,000	8,272,371
Electric 0.6%
Covanta Holding Corp.
07/01/2025	5.875%	4,834,000	5,027,254
01/01/2027	6.000%	5,000,000	5,231,795
Total			10,259,049
Finance Companies 1.4%
Fortress Transportation & Infrastructure Investors LLC(c)
10/01/2025	6.500%	6,000,000	6,178,908
iStar, Inc.
04/01/2022	6.000%	7,943,000	8,159,209
Springleaf Finance Corp.
03/15/2025	6.875%	8,400,000	9,204,745
Total			23,542,862
Food and Beverage 0.5%
Chobani LLC/Finance Corp., Inc.(c)
04/15/2025	7.500%	4,597,000	4,300,240
Lamb Weston Holdings, Inc.(c)
11/01/2026	4.875%	3,900,000	4,058,075
Total			8,358,315
Health Care 0.6%
Quotient Ltd.(c),(g),(h)
04/15/2024	12.000%	2,170,000	2,170,000
04/15/2024	12.000%	930,000	930,000
Surgery Center Holdings, Inc.(c)
07/01/2025	6.750%	6,600,000	5,821,992
Total			8,921,992
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Healthcare Insurance 0.4%
Centene Corp.
01/15/2025	4.750%	6,646,000	6,858,446
Independent Energy 0.9%
Indigo Natural Resources LLC(c)
02/15/2026	6.875%	8,200,000	7,380,090
Talos Production LLC/Finance, Inc.
04/03/2022	11.000%	6,136,177	6,481,337
Total			13,861,427
Lodging 0.2%
Marriott Ownership Resorts, Inc./ILG LLC
09/15/2026	6.500%	3,732,000	4,002,570
Media and Entertainment 0.7%
Lions Gate Capital Holdings LLC(c)
11/01/2024	5.875%	7,550,000	7,767,893
Meredith Corp.
02/01/2026	6.875%	3,700,000	3,932,478
Total			11,700,371
Metals and Mining 1.0%
CONSOL Energy, Inc.(c)
11/15/2025	11.000%	4,200,000	4,571,251
Constellium NV(c)
03/01/2025	6.625%	7,900,000	8,231,508
Warrior Met Coal, Inc.(c)
11/01/2024	8.000%	2,532,000	2,643,286
Total			15,446,045
Midstream 0.7%
Rockpoint Gas Storage Canada Ltd.(c)
03/31/2023	7.000%	4,216,000	4,269,611
Summit Midstream Partners LP(e)
Junior Subordinated
12/31/2049	9.500%	8,400,000	7,585,032
Total			11,854,643
Oil Field Services 0.2%
SESI LLC
09/15/2024	7.750%	4,200,000	2,707,580
Other Industry 0.5%
WeWork Companies, Inc.(c)
05/01/2025	7.875%	8,700,000	8,591,624
Packaging 1.0%
BWAY Holding Co.(c)
04/15/2025	7.250%	8,500,000	8,201,276

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Tri-Continental Corporation | Semiannual Report 2019	9

Portfolio of Investments  (continued)
June 30, 2019 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Novolex (c)
01/15/2025	6.875%	8,490,000	7,686,175
Total			15,887,451
Pharmaceuticals 0.7%
Bausch Health Companies, Inc.(c)
01/31/2027	8.500%	7,400,000	8,146,986
Horizon Pharma, Inc.(c)
11/01/2024	8.750%	3,700,000	3,980,323
Total			12,127,309
Restaurants 0.3%
IRB Holding Corp.(c)
02/15/2026	6.750%	4,300,000	4,311,030
Retailers 0.1%
Rite Aid Corp.
Junior Subordinated
02/15/2027	7.700%	1,937,000	1,154,373
Supermarkets 0.5%
Safeway, Inc.
02/01/2031	7.250%	7,512,000	7,420,819
Technology 0.9%
Diebold, Inc.
04/15/2024	8.500%	8,100,000	7,255,170
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/U.S. Holdings I LLC(c)
11/30/2024	10.000%	3,750,000	4,077,859
Informatica LLC(c)
07/15/2023	7.125%	3,838,000	3,902,939
Total			15,235,968
Transportation Services 0.6%
Hertz Corp. (The)
10/15/2022	6.250%	5,700,000	5,754,486
Hertz Corp. (The)(c)
10/15/2024	5.500%	4,000,000	3,823,768
Total			9,578,254
Wirelines 0.3%
Frontier Communications Corp.
09/15/2025	11.000%	8,360,000	5,209,877
Total Corporate Bonds & Notes (Cost $240,584,132)			237,943,602
Limited Partnerships 0.5%
Issuer	Shares	Value ($)
Energy 0.5%
Oil, Gas & Consumable Fuels 0.5%
Enviva Partners LP	125,000	3,927,500
Rattler Midstream LP(a)	207,500	4,023,425
Total		7,950,925
Total Energy		7,950,925
Total Limited Partnerships (Cost $6,975,625)		7,950,925

Preferred Debt 0.6%
Issuer	Coupon Rate	Shares	Value ($)
Banking 0.4%
Citigroup Capital XIII(e)
10/30/2040	8.953%	215,000	5,931,850
Finance Companies 0.2%
GMAC Capital Trust I(e)
02/15/2040	8.303%	157,500	4,115,475
Total Preferred Debt (Cost $9,606,367)			10,047,325

Senior Loans 0.4%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Oil Field Services 0.4%
BCP Raptor LLC/EagleClaw Midstream Ventures(i),(j)
Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 06/24/2024	6.652%	7,843,920	7,432,114
Total Senior Loans (Cost $7,781,831)			7,432,114

Warrants —%
Issuer	Shares	Value ($)
Energy —%
Oil, Gas & Consumable Fuels —%
Goodrich Petroleum Corp.(a),(g),(h),(k)	16,334	0
Total Energy		0
Total Warrants (Cost $—)		0

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
10	Tri-Continental Corporation | Semiannual Report 2019

Portfolio of Investments  (continued)
June 30, 2019 (Unaudited)
Money Market Funds 1.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.433%(l),(m)	12,306,936	12,305,705
JPMorgan U.S. Government Money Market Fund, Agency Shares, 2.179%(l)	11,522,018	11,522,018
Total Money Market Funds (Cost $23,827,723)		23,827,723
Total Investments in Securities (Cost: $1,515,759,595)		1,628,247,130
Other Assets & Liabilities, Net		4,731,077
Net Assets		1,632,978,207
At June 30, 2019, securities and/or cash totaling $858,636 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 E-mini	93	09/2019	USD	13,690,530	155,457	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Directors. At June 30, 2019, the total value of these securities amounted to $164,535,892, which represents 10.08% of total net assets.
(d)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At June 30, 2019, the total value of these securities amounted to $4,271,305, which represents 0.26% of total net assets.
(e)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of June 30, 2019.
(f)	Represents a security purchased on a when-issued basis.
(g)	Represents fair value as determined in good faith under procedures approved by the Board of Directors. At June 30, 2019, the total value of these securities amounted to $3,100,000, which represents 0.19% of total net assets.
(h)	Valuation based on significant unobservable inputs.
(i)	The stated interest rate represents the weighted average interest rate at June 30, 2019 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities.
(j)	Variable rate security. The interest rate shown was the current rate as of June 30, 2019.
(k)	Negligible market value.
(l)	The rate shown is the seven-day current annualized yield at June 30, 2019.
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Tri-Continental Corporation | Semiannual Report 2019	11

Portfolio of Investments  (continued)
June 30, 2019 (Unaudited)
Notes to Portfolio of Investments  (continued)
(m)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended June 30, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.433%
	25,992,417	45,329,935	(59,015,416)	12,306,936	92	—	102,893	12,305,705
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Directors (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
12	Tri-Continental Corporation | Semiannual Report 2019

Portfolio of Investments  (continued)
June 30, 2019 (Unaudited)
Fair value measurements  (continued)
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at June 30, 2019:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	96,568,937	—	—	—	96,568,937
Consumer Discretionary	106,689,051	—	—	—	106,689,051
Consumer Staples	81,967,476	—	—	—	81,967,476
Energy	58,075,347	—	—	—	58,075,347
Financials	161,479,918	—	—	—	161,479,918
Health Care	152,200,540	—	—	—	152,200,540
Industrials	96,202,312	—	—	—	96,202,312
Information Technology	240,029,506	—	—	—	240,029,506
Materials	28,667,093	—	—	—	28,667,093
Real Estate	39,559,266	—	—	—	39,559,266
Utilities	34,053,402	—	—	—	34,053,402
Total Common Stocks	1,095,492,848	—	—	—	1,095,492,848
Convertible Bonds	—	124,340,714	—	—	124,340,714
Convertible Preferred Stocks
Consumer Staples	—	3,971,047	—	—	3,971,047
Energy	—	3,364,000	—	—	3,364,000
Financials	7,811,280	22,414,558	—	—	30,225,838
Health Care	—	27,813,495	—	—	27,813,495
Industrials	—	10,459,020	—	—	10,459,020
Information Technology	—	5,806,935	—	—	5,806,935
Real Estate	—	6,337,612	—	—	6,337,612
Utilities	—	33,233,932	—	—	33,233,932
Total Convertible Preferred Stocks	7,811,280	113,400,599	—	—	121,211,879
Corporate Bonds & Notes	—	234,843,602	3,100,000	—	237,943,602
Limited Partnerships
Energy	7,950,925	—	—	—	7,950,925
Preferred Debt	10,047,325	—	—	—	10,047,325
Senior Loans	—	7,432,114	—	—	7,432,114
Warrants
Energy	—	—	0*	—	0*
Money Market Funds	11,522,018	—	—	12,305,705	23,827,723
Total Investments in Securities	1,132,824,396	480,017,029	3,100,000	12,305,705	1,628,247,130
Investments in Derivatives
Asset
Futures Contracts	155,457	—	—	—	155,457
Total	1,132,979,853	480,017,029	3,100,000	12,305,705	1,628,402,587

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Tri-Continental Corporation | Semiannual Report 2019	13

Portfolio of Investments  (continued)
June 30, 2019 (Unaudited)
Fair value measurements  (continued)
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.
Warrants classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the liquidation of the company assets. Significant increases (decreases) to any of these inputs would result in a significantly higher (lower) fair value measurement.
Certain corporate bonds classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly higher (lower) valuation measurement
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
14	Tri-Continental Corporation | Semiannual Report 2019

Statement of Assets and Liabilities
June 30, 2019 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,503,453,890)	$1,615,941,425
Affiliated issuers (cost $12,305,705)	12,305,705
Cash	8
Receivable for:
Investments sold	7,858,252
Dividends	2,863,332
Interest	6,460,701
Variation margin for futures contracts	61,845
Other assets	72,532
Total assets	1,645,563,800
Liabilities
Payable for:
Investments purchased	11,839,377
Common Stock payable	78,731
Preferred Stock dividends	470,463
Management services fees	18,215
Stockholder servicing and transfer agent fees	9,752
Compensation of board members	158,709
Compensation of chief compliance officer	180
Other expenses	10,166
Total liabilities	12,585,593
Net assets	$1,632,978,207
Preferred Stock	37,637,000
Net assets for Common Stock	1,595,341,207
Represented by
$2.50 Cumulative Preferred Stock, $50 par value, assets coverage per share $2,169
Shares issued and outstanding — 752,740	37,637,000
Common Stock, $0.50 par value:
Shares issued and outstanding — 53,122,805	26,561,403
Capital surplus	1,425,504,111
Total distributable earnings (loss)	143,275,693
Net assets	$1,632,978,207
Net asset value per share of outstanding Common Stock	$30.03
Market price per share of Common Stock	$26.97
The accompanying Notes to Financial Statements are an integral part of this statement.
Tri-Continental Corporation | Semiannual Report 2019	15

Statement of Operations
Six Months Ended June 30, 2019 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$18,654,811
Dividends — affiliated issuers	102,893
Interest	12,318,655
Foreign taxes withheld	(23,562)
Total income	31,052,797
Expenses:
Management services fees	3,217,758
Stockholder servicing and transfer agent fees	273,788
Compensation of board members	28,755
Custodian fees	11,144
Printing and postage fees	47,105
Stockholders’ meeting fees	29,315
Audit fees	26,843
Legal fees	6,279
Compensation of chief compliance officer	164
Other	107,914
Total expenses	3,749,065
Net investment income(a)	27,303,732
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	34,235,353
Investments — affiliated issuers	92
Foreign currency translations	759
Futures contracts	2,021,706
Net realized gain	36,257,910
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	152,940,811
Futures contracts	(129,849)
Net change in unrealized appreciation (depreciation)	152,810,962
Net realized and unrealized gain	189,068,872
Net increase in net assets resulting from operations	$216,372,604

(a)	Net investment income for Common Stock is $26,362,807, which is net of Preferred Stock dividends of $940,925.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Tri-Continental Corporation | Semiannual Report 2019

Statement of Changes in Net Assets
	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Operations
Net investment income	$27,303,732	$53,291,379
Net realized gain	36,257,910	42,979,500
Net change in unrealized appreciation (depreciation)	152,810,962	(169,722,076)
Net increase (decrease) in net assets resulting from operations	216,372,604	(73,451,197)
Distributions to stockholders
Net investment income and net realized gains
Preferred Stock	(940,925)	(1,881,850)
Common Stock	(32,441,937)	(102,042,429)
Total distributions to stockholders	(33,382,862)	(103,924,279)
Decrease in net assets from capital stock activity	(18,859,748)	(28,966,569)
Total increase (decrease) in net assets	164,129,994	(206,342,045)
Net assets at beginning of period	1,468,848,213	1,675,190,258
Net assets at end of period	$1,632,978,207	$1,468,848,213

	Six Months Ended		Year Ended
	June 30, 2019		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Common Stock issued at market price in distributions	417,584	11,121,709	1,724,141	42,787,965
Common Stock issued to cash purchase plan participants	17,872	463,003	48,611	1,303,543
Common Stock purchased from cash purchase plan participants	(291,440)	(7,649,751)	(628,726)	(16,823,299)
Common Stock purchased in the open market	(874,583)	(22,794,709)	(2,101,263)	(56,237,073)
Net proceeds from issuance of shares of Common Stock upon exercise of warrants	—	—	2,467	2,295
Total net decrease	(730,567)	(18,859,748)	(954,770)	(28,966,569)
The accompanying Notes to Financial Statements are an integral part of this statement.
Tri-Continental Corporation | Semiannual Report 2019	17

Financial Highlights
Per share operating performance data is designed to allow investors to trace the operating performance, on a per Common Stock share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common Stock share amounts, using average Common Stock shares outstanding during the period.
Total return measures the Fund’s performance assuming that investors purchased shares of the Fund at the market price or net asset value as of the beginning of the period, invested all distributions paid, as provided for in the Fund’s Prospectus and then sold their shares at the closing market price or net asset value per share on the last day of the period. The computations do not reflect any sales commissions or transaction costs you may incur in purchasing or selling shares of the Fund, or taxes investors may incur on distributions or on the sale of shares of the Fund, and are not annualized for periods of less than one year.
The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any, and is not annualized for periods of less than one year. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
The ratios of expenses and net investment income to average net assets for Common Stock for the periods presented do not reflect the effect of dividends paid to Preferred Stockholders.
	Six Months Ended June 30, 2019 (Unaudited)	Year ended December 31,
		2018	2017	2016	2015	2014
Per share data
Net asset value, beginning of period	$26.58	$29.88	$25.91	$23.49	$24.76	$23.11
Income from investment operations:
Net investment income	0.51	0.99	0.93	0.90	0.81	0.73
Net realized and unrealized gain (loss)	3.57	(2.35)	4.24	2.33	(1.37)	1.70
Total from investment operations	4.08	(1.36)	5.17	3.23	(0.56)	2.43
Less distributions to Stockholders from:
Net investment income — Preferred Stock	(0.02)	(0.03)	(0.03)	(0.03)	(0.03)	(0.03)
Net investment income — Common Stock	(0.50)	(0.96)	(1.07)	(0.91)	(0.81)	(0.75)
Net realized gains — Common Stock	(0.11)	(0.95)	(0.10)	—	—	—
Total distributions to Stockholders	(0.63)	(1.94)	(1.20)	(0.94)	(0.84)	(0.78)
Dilution in net asset value from dividend reinvestment	—	—	—	(0.06)	(0.05)	—
Increase resulting from share repurchases	—	—	—	0.19	0.18	—
Net asset value, end of period	$30.03	$26.58	$29.88	$25.91	$23.49	$24.76
Adjusted net asset value, end of period(a)	$29.93	$26.48	$29.77	$25.83	$23.42	$24.68
Market price, end of period	$26.97	$23.52	$26.94	$22.05	$20.02	$21.41
Total return
Based upon net asset value	15.59%	(4.10%)	20.82%	15.25%	(1.36%)	11.09%
Based upon market price	17.32%	(5.88%)	28.00%	15.08%	(2.78%)	11.11%
Ratios to average net assets
Expenses to average net assets for Common Stock(b)	0.49% (c)	0.49%	0.49%	0.50%	0.50%	0.49%
Net investment income to average net assets for Common Stock	3.44% (c)	3.14%	3.21%	3.59%	3.16%	2.91%
Supplemental data
Net assets, end of period (000’s):
Common Stock	$1,595,341	$1,431,211	$1,637,553	$1,470,843	$1,382,712	$1,511,285
Preferred Stock	$37,637	$37,637	$37,637	$37,637	$37,637	$37,637
Total net assets	$1,632,978	$1,468,848	$1,675,190	$1,508,480	$1,420,349	$1,548,922
Portfolio turnover	30%	63%	95%	82%	76%	76%

Notes to Financial Highlights
(a)	Assumes the exercise of outstanding warrants.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Tri-Continental Corporation | Semiannual Report 2019

Notes to Financial Statements
June 30, 2019 (Unaudited)
Note 1. Organization
Tri-Continental Corporation (the Fund) is a diversified fund. The Fund is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a closed-end management investment company.
The Fund has 1 million authorized shares of preferred capital stock (Preferred Stock) and 159 million authorized shares of common stock (Common Stock). The issued and outstanding Common Stock trades primarily on the New York Stock Exchange under the symbol "TY".
The Fund’s Preferred Stock is entitled to two votes per share and the Common Stock is entitled to one vote per share at all meetings of Stockholders. In the event of a default in payments of dividends on the Preferred Stock equivalent to six quarterly dividends, the holders of the Fund’s Preferred Stock (Preferred Stockholders) are entitled, voting separately as a class to the exclusion of the holders of the Fund’s Common Stock (Common Stockholders), to elect two additional directors, with such right to continue until all arrearages have been paid and current Preferred Stock dividends are provided for. Generally, the vote of Preferred Stockholders is required to approve certain actions adversely affecting their rights.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Directors based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Directors, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors,
Tri-Continental Corporation | Semiannual Report 2019	19

Notes to Financial Statements  (continued)
June 30, 2019 (Unaudited)
including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Directors. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty
20	Tri-Continental Corporation | Semiannual Report 2019

Notes to Financial Statements  (continued)
June 30, 2019 (Unaudited)
(CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments.
Tri-Continental Corporation | Semiannual Report 2019	21

Notes to Financial Statements  (continued)
June 30, 2019 (Unaudited)
Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at June 30, 2019:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	155,457*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended June 30, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	2,021,706

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(129,849)
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended June 30, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	10,676,295

*	Based on the ending quarterly outstanding amounts for the six months ended June 30, 2019.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for
22	Tri-Continental Corporation | Semiannual Report 2019

Notes to Financial Statements  (continued)
June 30, 2019 (Unaudited)
unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to stockholders.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Tri-Continental Corporation | Semiannual Report 2019	23

Notes to Financial Statements  (continued)
June 30, 2019 (Unaudited)
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to stockholders
The Fund has an earned distribution policy. Under this policy, the Fund intends to make quarterly distributions to holders of Common Stock that are approximately equal to net investment income, less dividends payable on the Fund’s Preferred Stock. Capital gains, when available, are distributed to Common Stockholders at least annually.
Dividends and other distributions to stockholders are recorded on ex-dividend dates.
Guarantees and indemnifications
Under the Fund’s organizational documents and, in some cases, by contract, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets (which includes assets attributed to the Fund’s Common and Preferred Stock) that declines from 0.415% to 0.385% as the Fund’s net assets increase and it is borne by the holders of the Fund’s Common Stock. The annualized effective management services fee rate for the six months ended June 30, 2019 was 0.42% of the Fund’s average daily net assets for Common Stock, paid by Common Stockholders (and 0.41% of the Fund’s total average daily net assets).
Compensation of board members
Members of the Board of Directors who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Directors may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain
24	Tri-Continental Corporation | Semiannual Report 2019

Notes to Financial Statements  (continued)
June 30, 2019 (Unaudited)
funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Directors has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Stockholder servicing fees
Under a Stockholder Service Agent Agreement, Columbia Management Investment Services Corp. (the Servicing Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, maintains Fund stockholder accounts and records and provides Fund stockholder services. Under the Stockholder Service Agent Agreement, the Fund pays the Servicing Agent a monthly stockholder servicing and transfer agent fee based on the number of common stock open accounts. The Servicing Agent is also entitled to reimbursement for out-of-pocket fees.
For the six months ended June 30, 2019, the Fund’s annualized effective stockholder servicing and transfer agent fee rate as a percentage of common stock average net assets was 0.04%.
The Fund and certain other affiliated investment companies (together, the Guarantors) have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent. The lease and the Guaranty expired on January 31, 2019. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at June 30, 2019 is recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $43,681, which approximates the fair value of the ownership interest.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At June 30, 2019, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,515,760,000	174,307,000	(61,664,000)	112,643,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $467,939,061 and $482,897,456, respectively, for the six months ended June 30, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Tri-Continental Corporation | Semiannual Report 2019	25

Notes to Financial Statements  (continued)
June 30, 2019 (Unaudited)
Note 6. Capital stock transactions
Under the Fund’s Charter, dividends on Common Stock cannot be declared unless net assets, after deducting the amount of such dividends and all unpaid dividends declared on Preferred Stock, equal at least $100 per share of Preferred Stock outstanding. The Preferred Stock is subject to redemption at the Fund’s option at any time on 30 days’ notice at $55 per share (or a total of $41,400,700 for the shares outstanding at June 30, 2019) plus accrued dividends, and entitled in liquidation to $50 per share plus dividends accrued or in arrears, as the case may be.
Automatic Dividend Investment Plan and Cash Purchase Plan
The Fund makes available the Automatic Dividend Investment Plan and the Cash Purchase Plan (collectively, the Investment Plans) to any Common Stockholder with a Direct-at-Fund Account (as defined below) who wishes to purchase additional shares of the Fund. Please refer to the Fund’s prospectus for a detailed discussion of the Investment Plans.
The Fund, in connection with its Investment Plans, acquires and issues shares of its own Common Stock, as needed, to satisfy the requirements of the Investment Plans. A total of 17,872 shares were issued to the participants of the Cash Purchase Plan during the period for proceeds of $463,003, a weighted average discount of 10.70% from the NAV of those shares. In addition, a total of 417,584 shares were issued at market price in distributions during the period for proceeds of $11,121,709, a weighted average discount of 10.14% from the NAV of those shares.
For stockholder accounts established directly with the Fund (i.e., Direct-at-Fund Accounts, which are serviced by the Servicing Agent), unless the Servicing Agent is otherwise instructed by the stockholder, distributions on the Common Stock are paid in book shares of Common Stock which are entered in the stockholder’s account as “book credits.” Each stockholder may also elect to receive distributions 75% in shares and 25% in cash, 50% in shares and 50% in cash, or 100% in cash. Any such election must be received by the Servicing Agent by the record date for a distribution. If the stockholder holds shares of Common Stock through a financial intermediary (such as a broker), the stockholder should contact the financial intermediary to discuss reinvestment and distribution options, as they may be different than as described above for accounts held directly with the Fund. A distribution is treated in the same manner for income tax purposes whether you receive it in cash or partly or entirely in shares. Elections received after a record date for a distribution will be effective in respect of the next distribution. Shares issued to the stockholder in respect of distributions will be at a price equal to the lower of: (i) the closing sale or bid price, plus applicable commission, of the Common Stock on the New York Stock Exchange on the ex-dividend date or (ii) the greater of NAV per share of Common Stock and 95% of the closing price of the Common Stock on the New York Stock Exchange on the ex-dividend date (without adjustment for the exercise of Warrants remaining outstanding). The issuance of Common Stock at less than NAV per share will dilute the NAV of all Common Stock outstanding at that time.
For the six months ended June 30, 2019, the Fund purchased 291,440 shares of its Common Stock from the Cash Purchase Plan participants at a cost of $7,649,751, which represented a weighted average discount of 10.65% from the NAV of those acquired shares.
Under the Fund’s stock repurchase program, the Fund repurchases up to 5% of the Fund’s outstanding Common Stock during the year directly from Stockholders and in the open market, provided that, with respect to shares purchased in the open market, the excess of the NAV of a share of Common Stock over its market price (the discount) is greater than 10%. The intent of the stock repurchase program is, among other things, to moderate the growth in the number of shares of Common Stock outstanding, increase the NAV of the Fund’s outstanding shares, reduce the dilutive impact on stockholders who do not take capital gain distributions in additional shares, and increase the liquidity of the Fund’s Common Stock in the marketplace. For the six months ended June 30, 2019, the Fund purchased 874,583 shares of its Common Stock in the open market at an aggregate cost of $22,794,709, which represented a weighted average discount of 10.71% from the NAV of those acquired shares.
Shares of Common Stock repurchased to satisfy the Plan requirements or in the open market pursuant to the Fund’s stock repurchase program are no longer outstanding.
Warrants
At June 30, 2019, the Fund reserved 194,560 shares of Common Stock for issuance upon exercise of 8,043 Warrants, each of which entitled the holder to purchase 24.19 shares of Common Stock at $0.93 per share.
26	Tri-Continental Corporation | Semiannual Report 2019

Notes to Financial Statements  (continued)
June 30, 2019 (Unaudited)
Assuming the exercise of all Warrants outstanding at June 30, 2019, net assets would have increased by $180,941 and the net asset value of the Common Stock would have been $29.93 per share. The number of Warrants exercised during the six months ended June 30, 2019 was zero.
Note 7. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Directors of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 8. Interfund Lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund entered into a master interfund lending agreement (the Interfund Program) with certain other funds advised by the Investment Manager or its affiliates (each a Participating Fund). The Interfund Program allows each Participating Fund to lend money directly to and, other than closed-end funds (including the Fund) and money market funds, borrow money directly from other Participating Funds for temporary purposes through the Interfund Program (each an Interfund Loan).
A Participating Fund may make unsecured borrowings under the Interfund Program if its outstanding borrowings from all sources, including those outside of the Interfund Program, immediately after such unsecured borrowing under the Interfund Program are equal to or less than 10% of its total assets, provided that if the borrowing Participating Fund has a secured loan outstanding from any other lender, including but not limited to another Participating Fund, the borrowing Participating Fund’s borrowing under the Interfund Program will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. A Participating Fund may not borrow through the Interfund Program or from any other source if its total outstanding borrowings immediately after a borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by a Participating Fund’s fundamental or non-fundamental policy restriction.
No Participating Fund may lend to another Participating Fund through the Interfund Program if the loan would cause the lending Participating Fund’s aggregate outstanding loans under the Interfund Program to exceed 15% of its current net assets at the time of the loan. A Participating Fund’s Interfund Loans to any one Participating Fund may not exceed 5% of the lending Participating Fund’s net assets at the time of the loan. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days. Interfund Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this limitation. Each Interfund Loan may be called on one business day’s notice by a lending Participating Fund and may be repaid on any day by a borrowing Participating Fund.
Loans under the Interfund Program are subject to the risk that the borrowing Participating Fund could be unable to repay the loan when due, and a delay in repayment to the lending Participating Fund could result in a lost opportunity by the lending Participating Fund to invest those loaned assets and additional lending costs. Because the Investment Manager provides investment management services to both borrowing and lending Participating Funds, the Investment Manager may have a potential conflict of interest in determining that an Interfund Loan is comparable in credit quality to other high-quality money market instruments. The Participating Fund has adopted policies and procedures that are designed to manage potential conflicts of interest, but the administration of the Interfund Program may be subject to such conflicts.
As noted above, the Fund may only participate in the Interfund Program as a Lending Fund. The Fund did not lend money under the Interfund Program during the six months ended June 30, 2019.
Tri-Continental Corporation | Semiannual Report 2019	27

Notes to Financial Statements  (continued)
June 30, 2019 (Unaudited)
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Large-capitalization risk
Stocks of large-capitalization companies have at times experienced periods of volatility and negative performance. During such periods, the value of the stocks may decline and the Fund’s performance may be negatively affected.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Technology and technology-related investment risk
The Fund invests a substantial portion of its assets in technology and technology-related companies. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology and technology-related companies. In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Further, those technology or technology-related companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. As a result, these factors may negatively affect the performance of the Fund. Finally, the Fund may be susceptible to factors affecting the technology and technology-related industries, and the Fund’s net asset value may fluctuate more than a fund that invests in a wider range of industries. Technology and technology-related companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources. These risks may be heightened for technology companies in foreign markets.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
28	Tri-Continental Corporation | Semiannual Report 2019

Notes to Financial Statements  (continued)
June 30, 2019 (Unaudited)
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Tri-Continental Corporation | Semiannual Report 2019	29

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Tri-Continental Corporation (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November 2018 and January, March, April and June 2019, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 17-19, 2019 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2019 initiatives. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2018 in the performance of administrative services, and noted the various enhancements anticipated for 2019. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its relatively strong cash position and solid balance sheet.
30	Tri-Continental Corporation | Semiannual Report 2019

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods (including since manager inception): the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of Columbia Threadneedle’s profitability, particularly in comparison to industry competitors, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe). The Board took into account that the Fund’s total expense ratio was well below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2018 the Board had concluded that 2017 profitability was reasonable and that the 2019 information shows that the profitability generated by Columbia Threadneedle in 2018 only slightly increased from 2017 levels. The Board also noted JDL’s report and its conclusion that 2018 Columbia Threadneedle profitability relative to industry competitors was reasonable. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Tri-Continental Corporation | Semiannual Report 2019	31

Approval of Management Agreement  (continued)
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by the Fund as its net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded, though, that there is limited potential for economies of scale that would inure to the benefit of the shareholders given the closed-end nature of the Fund.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 19, 2019, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
32	Tri-Continental Corporation | Semiannual Report 2019

Results of Meeting of Stockholders
The 89th Annual Meeting of Stockholders of Tri-Continental Corporation (the Fund) was held on April 16, 2019. Stockholders voted in favor of two Board proposals. The description of each proposal and number of shares voted are as follows:
Proposal 1
To elect one new director and re-elect two directors to the Fund’s Board of Directors to hold office until the 2022 Annual Meeting of Stockholders and until their successors are elected and qualify:
Director	For	Withheld
Anthony M. Santomero	38,198,604	3,892,035
Minor M. Shaw	38,275,169	3,815,470
William F. Truscott	38,228,355	3,862,284
Proposal 2
To ratify the selection of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for 2019:
For	Against	Abstain
38,279,801	2,169,644	1,641,203
Tri-Continental Corporation | Semiannual Report 2019	33

Additional information
The Fund mails one stockholder report to each stockholder address. If you would like more than one report, please call shareholder services at 800.345.6611, option 3 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Directors is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the SAI. You may obtain a copy of the SAI without charge by calling 800.345.6611, option 3; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the SEC at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611, option 3.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611, option 3. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund servicing agent
Columbia Management Investment Services Corp.
P.O. Box 219371
Kansas City, MO 64121-9371
34	Tri-Continental Corporation | Semiannual Report 2019

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Tri-Continental Corporation
P.O. Box 219371
Kansas City, MO 64121-9371

You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. A prospectus containing information about the Fund (including its investment objectives, risks, charges, expenses and other information about the Fund) may be obtained by contacting your financial advisor or Columbia Management Investment Services Corp. at 800.345.6611, option 3. The prospectus should be read carefully before investing in the Fund. Tri-Continental Corporation is managed by Columbia Management Investment Advisers, LLC. This material is distributed by Columbia Management Investment Distributors, Inc., member FINRA.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR240_12_J01_(08/19)

Item 2.	Code of Ethics.

Not applicable for semiannual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semiannual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.	Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	Total Number of Shares Purchased	Average Price Paid Per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs(1)	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs(1)
01-01-19 to 01-31-19	247,537	24.56	247,537	2,445,657
02-01-19 to 02-29-19	198,663	26.04	198,663	2,246,994
03-01-19 to 03-31-19	206,633	26.24	206,633	2,040,361
04-01-19 to 04-30-19	203,256	26.88	203,256	1,837,105
05-01-19 to 05-31-19	223,385	26.76	223,385	1,613,720
06-01-19 to 06-30-19	94,124	26.49	94,124	1,519,596

(1)

The registrant has a stock repurchase program. For 2019, the registrant is authorized to repurchase up to 5% of its outstanding Common Stock directly from stockholders and in the open market, provided that, with respect to shares repurchased in the open market the excess of the net asset value of a share of Common Stock over its market price (the discount) is greater than 10%. The table reflects trade date + 1, rather than trade date, which is used for financial statement purposes; therefore, shares reflected may vary from capital stock acitivty presented in the shareholder report

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable for semiannual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Tri-Continental Corporation

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	August 21, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	August 21, 2019

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	August 21, 2019